Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gencor Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

/s/ E.J. Elliott

E.J. Elliott

Chairman and President

July 23, 2003

/s/ Scott W. Runkel

Scott W. Runkel

Chief Financial Officer
July 23, 2003

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